FPA Queens Road Value Fund

(Ticker: QRVLX)

A series of Investment Managers Series Trust III (the “Trust”)

Supplement dated September 1, 2026, to the currently effective

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”).

Important information regarding the upcoming reorganization of the FPA Queens Road Value Fund into the FPA Queens Road Value ETF

The Board of Trustees of the Trust and shareholders of the FPA Queens Road Value Fund (the “Fund”) have approved the reorganization (the “Reorganization”) of the Fund into the FPA Queens Road Value ETF (the “ETF”), a newly created series of the Trust. In the Reorganization, each shareholder of the Fund will receive shares of the ETF and/or cash equal to the value of the shares of the Fund owned by the shareholder. The Reorganization is now expected to occur in the second quarter of 2027.

Information about the Fund’s use of ReFlow Liquidity Program

Effective immediately, the second paragraph under the heading “Purchase and Sale of Fund Shares” beginning on page 8 of the Prospectus and beginning on page 6 of the Summary Prospectus is deleted in its entirety and replaced with the following disclosure:

Investors can purchase shares by contacting any investment dealer authorized to sell the Fund’s shares. The minimum initial investment is $100,000 for regular accounts, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, no minimum investment amount is imposed for investments in retirement plans. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are Trustees or officers of the Fund, employees of the Adviser and/or customers of certain financial intermediaries that hold the Fund’s shares in certain omnibus accounts, and investments in the Fund by ReFlow in connection with the ReFlow liquidity program (described in additional detail below under “Management of the Fund”), at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Additionally, the following disclosure is added to the “Management of the Fund” section, beginning on page 15 of the Prospectus:

ReFlow Liquidity Program

The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 14 days) or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.14% of the value of the fund shares purchased by ReFlow, although a fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will purchase shares of the Fund at net asset value and will not be subject to any investment minimum applicable to such shares. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption in-kind policies described under “Other Shareholder Services” below. The Fund will not recognize gain or loss for U.S. federal income tax purposes on in-kind redemptions with ReFlow. The Fund’s Board of Trustees has approved the Fund’s use of the ReFlow program.

The Adviser believes that the program may assist in stabilizing the Fund’s net assets, to the benefit of the Fund and its shareholders, although there is no guarantee that the program will do so. To the extent the Fund’s net assets do not decline, the Adviser may also benefit.

Additionally, the section “In-Kind Transactions” beginning on page 23 of the Prospectus is deleted in its entirety and replaced with the following disclosure:

In-Kind Transactions. Subject to procedures adopted by the Fund’s Board and at the Fund’s sole discretion, you may pay for shares of the Fund with securities instead of cash. The Fund has agreed to redeem shares, with respect to any one shareholder of record during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Pursuant to procedures adopted by the Fund’s Board, the Fund reserves the right in its sole discretion to honor any redemption request in excess of the foregoing limits by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as such securities are valued for purposes of computing the Fund’s net asset value. The Fund may also use redemptions in-kind for certain Fund shares redeemed by ReFlow. If payment is made in securities, a shareholder may incur transaction expenses in converting those securities to cash, may realize, upon receipt, a gain or loss for tax purposes, and will be exposed to market risk prior to and upon the sale of such securities or other property.

Please file this Supplement with your records.